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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 30, 1998



                             KNOLOGY HOLDINGS, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                   333-43339                58-2203141
 -------------------------------   ---------------         -------------------
  (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)



                 1241 O.G. SKINNER DRIVE, WEST POINT, GA 31833
               -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (706) 645-8553
                                                           --------------


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On October 30, 1998, KNOLOGY Holdings, Inc., a Delaware corporation ("KNOLOGY") consummated (through a wholly owned subsidiary) the acquisition of the assets of Cable Alabama Corporation, an Alabama corporation ("Cable Alabama") that owned and operated a cable television system serving areas in the Cities of Huntsville and Madison, Alabama, the Counties of Madison and Limestone, Alabama, and the Redstone Arsenal military base in Huntsville, Alabama.

                  The acquisition was effected pursuant to an Asset Purchase Agreement dated October 19, 1998 (the "Asset Purchase Agreement") with Cable Alabama, under which KNOLOGY acquired substantially all of the assets of Cable Alabama for approximately $60,733,000 in cash, subject to certain adjustments. The terms of the Asset Purchase Agreement provide that the operations of Cable Alabama shall be for the benefit of KNOLOGY effective September 1, 1998. Simultaneously with the Asset Purchase Agreement, KNOLOGY purchased for $5,000,000 in cash, certain real property in Huntsville, Alabama pursuant to a Purchase and Sale Agreement dated as of October 16, 1998 with William G. and Gloria J. Jackson, who are affiliated with Cable Alabama.

                  The assets of Cable Alabama purchased by KNOLOGY primarily consist of, among other things, cable system plant, equipment, inventory, accounts receivable and other intangible assets, including franchise licenses. KNOLOGY intends to use the Cable Alabama assets and the real property acquired to continue to provide cable television services in the Huntsville, Alabama area. KNOLOGY plans to upgrade the existing Cable Alabama plant into a high-speed fiber-coaxial network that is two-way interactive to provide additional broadband communications services such as local and long-distance telephone services, digital television and high-speed Internet access.

                  The acquisition has been accounted for by KNOLOGY under the purchase method of accounting.

                  The foregoing description of the Asset Purchase Agreement does not purport to be a complete description of the transaction and is qualified in its entirety by reference to the Asset Purchase Agreement and Purchase and Sale Agreement filed as Exhibits 2.1 and 2.2 to this Form 8-K Current Report.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Financial statements required by this item will be filed by amendment no later than January 13, 1999 (75 days after consummation of acquisition).


(b)      Pro Forma Financial Information.

         Pro forma financial information required by this item will be filed by amendment no later than January 13, 1999 (75 days after consummation of acquisition).


(c)      Exhibits.


         2.1 Asset Purchase Agreement between Cable Alabama Corporation and KNOLOGY of Huntsville, Inc., dated as of October 19, 1998.

         2.2 Purchase and Sale Agreement between William G. Jackson and Gloria J. Jackson and KNOLOGY of Huntsville, Inc., dated as of October 16, 1998.

         27.1 Financial Data Schedules will be filed by amendment with the financial statements of the business acquired no later than January 13, 1999.

         99.1     Press release issued by KNOLOGY dated October 21, 1998.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KNOLOGY HOLDINGS, INC.



                                      /s/ Chad Wachter
                                      ---------------------------------------
                                      Chad Wachter
                                      Vice President, General Counsel and
                                      Secretary



Date: November 9, 1998


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                                 EXHIBIT INDEX

EXHIBIT
-------
NUMBER        EXHIBIT
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
2.1           Asset Purchase Agreement between Cable Alabama Corporation and KNOLOGY of Huntsville, Inc., dated as of October 19,
              1998.

2.2           Purchase and Sale Agreement between William G. Jackson and
              Gloria J. Jackson and KNOLOGY of Huntsville, Inc., dated as of October 16, 1998.

27.2 Financial Data Schedules will be filed by amendment with the financial statements of the business acquired no later than January 13, 1999.

99.1          Press release issued by KNOLOGY dated October 21, 1998.